MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 8
Payment Date:     28-May-98
Reporting Month:  April

              Class
            Interest       Beginning       Interest      Interest      Principal        Total      Applied       Ending
  Class       Rate          Balance         Accrual       Payment       Payment     Distribution      Losses     Balance

Class A-1   5.876250%  $290,545,409.37 $1,422,764.55 $1,422,764.55 $24,727,858.60 $26,150,623.15     $0.00  $265,817,550.77
Class A-2   6.256250%  $142,000,000.00   $740,322.92   $740,322.92          $0.00    $740,322.92     $0.00  $142,000,000.00
Class A-3   12.000000%  $89,978,000.00   $899,780.00   $899,780.00          $0.00    $899,780.00     $0.00   $89,978,000.00

                       $522,523,409.37 $3,062,867.47 $3,062,867.47 $24,727,858.60 $27,790,726.07     $0.00  $497,795,550.77



  Class              CUSIP     Priority     Principal Type    Interest Type
Class A-1                      589962AY5    Senior        Sequential   Floater

Class A-2                      589962AZ2    Senior        Sequential   Floater

Class A-3                      589962BA6    Senior        Sequential   Floater


MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 8

Payment Date:     28-May-98
Reporting Month:  April


                                                                   Interest  Interest  Principal
                 Original    Original     Integral      Record      Accrual   Payment   Payment        Ending         Remaining
  Class           Balance    Pct Pool   Denomination     Date      Factor     Factor    Factor         Balance      Principal Factor

Class A-1   $710,500,000.00    75.00%    $1,000.00    30-Apr-98  2.00248353 2.00248353  34.8034603  $265,817,550.77     0.37412745
Class A-2   $142,000,000.00    14.99%    $1,000.00    30-Apr-98  5.21354169 5.21354169  0.00000000  $142,000,000.00     1.00000000
Class A-3    $89,978,000.00     9.50%    $1,000.00    30-Apr-98  10.0000000 10.0000000  0.00000000   $89,978,000.00     1.00000000

            $942,478,000.00                                                                         $497,795,550.77



MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 8
Payment Date:   28-May-98
Report Date:    April

Collateral Proceeds Account


Beginning Balance                        $0.00

Deposits                                                        Withdrawals

Interest Net of Servicing Fee    $3,457,779.96                  Interest Payments    $3,062,867.47
Principal                       $24,727,858.60                  Principal Payments  $24,727,858.60
Deposits From Reserve Fund               $0.00                  Surplus                $357,577.82
Other Deposits                           $0.00                  FSA Fee                 $37,334.67



Total Deposit                   $28,185,638.56                  Total Withdrawals   $28,185,638.56



Ending Balance                          $0.00




  Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies





  MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 8

  Payment Date:         28-May-98
  Reporting Month       April

  Reserve Funds and Subordination



                                Initial Coverage     Beginning Coverage    Adjustments   Insured Balance      Ending Balance
  Type                                                                      Losses

  Pool Over Collateralization   0.50%$4,736,097.11    0.90% $4,736,097.11   $0.00      $0.00 $502,531,647.88  0.94% $4,736,097.11


  Surplus Summary

  Class                      Total Distribution
  Surplus                           $357,577.82

  Delinquency Statistics
Underlying Mortgage Loans*
                                       Current         % of Underlying
                      # of Loans      Balance          Mortgage Loans
  30+ Days                87         $16,457,654             4.07%
  60+ Days                21          $3,221,245             0.80%
  90+ Days                56         $10,181,549             2.52%
  Foreclosure             54         $11,208,394             2.77%
  REO                     28          $4,915,661             1.21%

  Totals                 246         $45,984,503            11.36%

  Directly Held Mortgage Loans**
                                          Current    % of Directly Held
                      # of Loans           Balance     Mortgage Loans
  30+ Days                 0               $0.00             0.00%
  60+ Days                 0               $0.00             0.00%
  90+ Days                 0               $0.00             0.00%
  Foreclosure              0               $0.00             0.00%
  REO                      1            $210,301             0.22%

  Totals                   1          $1,685,445             0.22%


Advances on Delinquencies                                           $293,158
  Non-Recoverable Advances on Delinquencies                            $0.00

* Covered by various Pool Insurance policies
** Not covered by Pool Insurance policy